Exhibit 99.1

FOR IMMEDIATE RELEASE

Lionheart Holdings and KEO Energy Sign Letter of Intent for Proposed Business Combination

MIAMI, FL — July 20, 2026 — Lionheart Holdings (Nasdaq: CUB) (“Lionheart”), a publicly-listed special purpose acquisition company, and Keo Capital AB, on behalf of KEO Energy (Maha Energy Indiana Inc.) (“KEO Energy”), today announced the signing of a non-binding letter of intent (the “LOI”) on July 15, 2026, outlining proposed terms for a business combination.

Under the proposed transaction, upon completion, equityholders of both companies would become equityholders of a newly formed holding company (the “Combined Company”), whose shares are expected to be listed on the Capital Market tier of the Nasdaq Stock Market LLC.

The LOI contemplates a preliminary indicative pre-money enterprise value for KEO Energy of $400 million. This figure is preliminary, is subject to confirmatory diligence and to the final determination of applicable fiscal terms with Venezuelan governmental authorities, and does not represent a representation or warranty of value by either party. The valuation ultimately reflected in any definitive agreements may differ materially.

“This LOI is an important step toward building a pure-play, Nasdaq-listed Venezuela oil platform, and we look forward to completing this exciting merger with the KEO team.”

— Ophir Sternberg, Chairman and CEO, Lionheart Holdings

“We’re pleased to reach this milestone with Lionheart and believe it positions KEO Energy to access public capital markets and advance our growth plans.”

— Paolo Fidanza, Chairman, Keo Capital AB

KEO Energy’s principal asset is an indirect equity interest in a joint venture holding interests in the PetroUrdaneta Project in the Bolivarian Republic of Venezuela. Consummation of the proposed transaction would be conditioned on, among other things, confirmation that the transaction is authorized under applicable U.S. and other economic sanctions, including those administered by the U.S. Office of Foreign Assets Control (“OFAC”), and receipt of required approvals from the Venezuelan ministry with jurisdiction over hydrocarbons.

Upon closing, the board of directors of the Combined Company is expected to consist of six directors, three appointed by KEO Energy and three appointed by Lionheart. Paolo Fidanza, Chairman of Keo Capital AB, is expected to serve as Executive Chairman, and Lionheart is expected to have the right to appoint a Vice Chairman and the chairs of the board’s committees.

The parties intend to negotiate and execute a definitive agreement, targeted for August 17, 2026. The parties will announce additional details regarding the proposed business combination when a definitive agreement is executed. No assurances can be provided as to the entry into or timing of any definitive agreement or the consummation of any transaction. Any transaction would remain subject to satisfactory due diligence, the negotiation of a definitive agreement and related ancillary agreements providing for the proposed business combination, completion of audited financial statements, regulatory and governmental approvals, approval by the shareholders of both parties, and other customary closing conditions.

About Lionheart Holdings

Lionheart Holdings (Nasdaq: CUB) is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Lionheart completed its initial public offering in June 2024 and currently holds approximately $200 million in a trust account for the benefit of its public shareholders.

About KEO Energy

KEO Energy is a wholly owned subsidiary of Keo Capital, with a principal asset consisting of an indirect equity interest in a joint venture holding interests in the PetroUrdaneta Project in the Bolivarian Republic of Venezuela.

About KEO Capital

Keo Capital AB (Nasdaq Stockholm: KEOC) is a listed technology-driven financial solutions provider focused on improving liquidity, security, transparency, and efficiency in B2B supply chain financing and corporate travel and expense management. Keo Capital operates a unified digital ecosystem that enables buyers and suppliers to interact through complementary solutions designed to address the full spectrum of corporate payables. The shares are listed on Nasdaq Stockholm (KEOC). For more information, please visit www.keocapital.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Important Information About the Proposed Transaction and Where to Find It

If the parties execute definitive agreements, the Combined Company and KEO Energy are expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a preliminary proxy statement/prospectus of Lionheart. Lionheart will mail a definitive proxy statement/prospectus to its shareholders in connection with any vote on the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, when available, at the SEC’s website at www.sec.gov, or by directing a request to Lionheart Holdings to Ashley Spitz at ashley@lheartcapital.com.

Participants in the Solicitation

Lionheart, KEO Energy, and their respective directors, executive officers and employees may be deemed participants in the solicitation of proxies from Lionheart’s shareholders in connection with the proposed transaction. Information about Lionheart’s directors and officers is available in Lionheart’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants, and a description of their interests in the proposed transaction, will be included in the proxy statement/prospectus when it is filed with the SEC.

Forward-Looking Statements

All information in this press release concerning KEO Energy has been provided solely by KEO Energy and has not been independently verified by Lionheart, which makes no representation or warranty as to the accuracy or completeness of such information and assumes no obligation to update the information in this press release, except as required by law. This press release includes “forward-looking statements” with respect to Lionheart and KEO Energy. The expectations, estimates, and projections of the businesses of KEO Energy and Lionheart may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the expected listing of the Combined Company’s shares, the expected composition of the Combined Company’s board of directors, the indicative valuation, expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Lionheart and KEO Energy and are difficult to predict. Factors that may cause such differences include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent, (b) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (c) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Lionheart and KEO Energy, OFAC authorization and Venezuelan governmental approvals, or other conditions to closing; (d) changes in applicable sanctions or in Venezuelan law, including the Law Amending the Organic Law on Hydrocarbons; (e) the results of due diligence, including any resulting change to the indicative valuation; (f) the inability to obtain or maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC or another national securities exchange following the proposed business combination; (g) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (h) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (i) costs related to the proposed business combination; (j) changes in applicable laws or regulations; and (k) other risks and uncertainties included in documents filed or to be filed with the SEC by Lionheart, KEO Energy and the Combined Company. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Lionheart and KEO Energy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

Contacts

Media and Investors:

Ashley Spitz

LIONHEART CAPITAL

ashley@lheartcapital.com

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